Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events [Abstract]
Subsequent events
26.	Subsequent events

Litigation with North Bay facility power provider and leasehold provider
On January 25, 2023, the Company filed a statement of claim in the Ontario Superior Court of Justice against Validus Power Corp. (“VPC”) and Bay Power Corp., (collectively with VPC, “Validus”) as defendants. VPC is the Company’s power provider for the Company’s North Bay mining facility. Pursuant to a power purchase agreement dated October 22, 2021 (the “PPA”), VPC would design, construct, own, operate, and maintain certain power generation facilities on a site located in North Bay, Ontario (the “Facility”), and Hut 8 would purchase energy from the Facility on the terms set out in the PPA. In connection with entering into of the PPA, the Company entered into (i) a lease agreement dated October 27, 2021 by and among the Company, Validus (the “Lease Agreement”), and (ii) a design-build stipulated price contract dated October 21, 2021 between the Company and VPC.

The Company’s statement of claim includes Validus’ failure to meet obligations under the PPA. The Company is seeking various relief including enforcement of certain provisions of the PPA and monetary damages incurred as a result of the dispute.

On February 9, 2023, the Company received from Validus a notice of termination of the Lease Agreement. On February 21, 2023, the Company announced that it received a statement of defence and counterclaim (collectively, the “Counterclaim”) from Validus. In addition to denying the majority of allegations in the Company’s statement of claim, Validus brought counterclaims against the Company and is seeking monetary damages. The Company intends to pursue the claims set out in its statement of claim. While the Company believes that the Counterclaim is meritless and intends to vigorously prosecute the aforementioned matters, these matters are in the early stages of litigation and no assessment can be made as to the likely outcome of the matters or whether they will be material to the Company. As of the date of the Consolidated Financial Statements, the Company’s North Bay facility is not operational.

Business combination with U.S. Data Mining Group, Inc.

On February 6, 2023, the Company entered into a business combination agreement (the “Business Combination Agreement”) by and among the Company, U.S. Data Mining Group, Inc., a Nevada corporation doing business as “US Bitcoin Corp” (“USBTC”), and Hut 8 Corp., a Delaware corporation (“New Hut”). Pursuant to the Business Combination Agreement, (i) Hut 8 and Hut 8 Holdings, will, as part of a court-sanctioned plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia), be amalgamated to continue as one British Columbia corporation (“Hut Amalco”), with the capital of Hut Amalco being the same as the capital of Hut 8 (the “Amalgamation”), (ii) following the Amalgamation, and pursuant to the Arrangement, each common share of Hut Amalco (other than any shares held by dissenting shareholders) will be exchanged for 0.2000 of a share of New Hut common stock, which will effectively result in a consolidation of the Common Shares on a 5:1 basis and (iii) following the completion of the Arrangement, a newly-formed direct wholly-owned Nevada subsidiary of New Hut will merge with and into USBTC, with each share of common and preferred stock of USBTC, being exchanged for 0.6716 of a share of New Hut common stock in a merger executed under the laws of the State of Nevada (the “Merger”, and together with the Arrangement, the “Business Combination”). As a result of the Business Combination, both Hut Amalco and USBTC will become wholly-owned subsidiaries of New Hut. New Hut intends to list its shares on Nasdaq Stock Exchange (“Nasdaq”) and the Toronto Stock Exchange (the “TSX”) under the trading symbol “HUT” following the completion of the Business Combination, subject to the approval of Nasdaq and the TSX.